                           CONSTRUCTION LOAN AGREEMENT

     THIS CONSTRUCTION LOAN AGREEMENT (the "Agreement") is made by and between
HEMAGEN DIAGNOSTICS, INC., a Delaware corporation (the "Borrower"), and BAY
NATIONAL BANK, a national banking association (the "Bank").

                                    Recitals

     A. The Borrower is the sole owner and single member of Hemagen Properties,
LLC, a Maryland limited liability company (the "Land Owner").

     B. The Borrower has created the Land Owner for the purpose of holding and owning real property.

     C. The Borrower has requested a loan from the Bank for the purpose of funding the Land Owner in its acquisition of fee simple title to a parcel of land containing approximately two (2) acres, more or less, known as 330 N.
Warwick Avenue, Baltimore Maryland 21223 located in Baltimore City, Maryland.
The Borrower and the Land Owner may sometimes hereafter be referred to as the
"Obligors."

     D. The Obligors intend to renovate, repair and reconstruct on the foregoing real property an approximately sixty-four thousand (64,000) square foot, more or less, manufacturing and warehouse facility, including an office area.

     E. The Borrower has applied to the Bank (as hereafter defined) for acquisition and construction financing and permanent financing in the amount of
One Million Nine Hundred Thirty-Five Thousand Dollars ($1,935,000) to enable the
Obligors to acquire the real property and renovate and construct such improvements upon the aforementioned real property, and the Bank has agreed, subject to the terms and conditions of this Agreement, to provide the financing requested by the Borrower.

     F. This Agreement is made for the purpose of setting forth the terms and conditions upon which the Bank will disburse such financing to the Borrower and the Borrower's obligations and duties with respect to the Land Owner's acquisition of the real property and the Obligors' renovation and construction of the aforesaid improvements.

     NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings hereafter set forth as definitions, unless the specific context of this
Agreement requires a different meaning:

     Section 1.1. Acquisition Loan. The term "Acquisition Loan" shall mean the initial disbursement at Closing of Loan Proceeds in the principal sum of the
Acquisition Loan Amount to be used by the Land Owner for the acquisition of fee simple title to the Land plus certain closing and construction expenses.

     Section 1.2. Acquisition Loan Amount. The term "Acquisition Loan Amount"
shall mean the principal sum of Six Hundred Forty-Five Thousand Dollars
($645,000).

     Section 1.3. Bank. The term "Bank" shall mean Bay National Bank, a national banking association, and its successors and assigns.

     Section 1.4. Bank's  Inspector. The term "Bank's Inspector" shall mean that
Person who shall inspect the Project for the Bank as work progresses and as Loan
Proceeds are disbursed and who shall determine for the Bank whether the Obligors have satisfactorily achieved Completion of the work represented to have attained
Completion.

     Section 1.5. Borrower. The term "Borrower" shall mean Hemagen Diagnostics,
Inc., a Delaware Corporation.

     Section 1.6. Borrower's Contribution. The term "Borrower's Contribution"
shall mean the Borrower's equity contribution to the Project which shall be an amount equal to the greater of (a) Two Hundred Fifteen Thousand Dollars
($215,000), or (b) ten percent (10%) of the sum of the cost of acquisition of the Real Property plus the qualified Construction Costs.

     Section 1.7. Closing. The term "Closing" shall mean the execution and delivery of all Loan Documents capable of being executed and delivered on the date of closing, June 24, 2005, and the satisfaction of all conditions precedent to the disbursement of the Acquisition Loan Amount.

     Section 1.8. Completion.  The term "Completion" shall mean that construction of the Improvements to have then been completed and finished have been fully and properly completed, or that renovation and construction of the
Improvements has been completed and finished to such an extent that the
Improvements are ready to be occupied or used and an occupancy permit has been obtained, subject only to minor items or omissions not materially affecting the use of the Improvements.

     Section 1.9. Completion Date. The term "Completion Date" shall mean the earlier of (a) the last day of the calendar month in which Completion is attained, or (b) June 30, 2006, subject to extension by mutual agreement of the
Bank and the Borrower.

     Section 1.10. Construction Budget.  The term "Construction Budget" shall mean the breakdown of the projected total cost of the Project, allocated as to
Indirect Costs and Direct Costs.

     Section 1.11. Construction Costs. The term "Construction Costs" shall mean
(a) Direct Costs, and (b) Indirect Costs, collectively.

     Section 1.12. Construction Loan. The term "Construction Loan" shall mean the construction financing to be extended by the Bank to the Borrower for use by the Obligors extending from the date of this Agreement to the Completion Date.

     Section 1.13. Construction Schedule. The term "Construction Schedule" shall mean a schedule showing the date construction is to commence in connection with the Improvements, and the date or dates on which various stages of work are to be accomplished and the Completion Date.

     Section 1.13A. Conversion Date. The term "Conversion Date" shall mean the first to occur of (a) the first day of the month immediately following the month in which the SBA 504 Loan is closed and funded, or (b) the first day of the fourth succeeding month following the month in which the Completion Date occurs.

     Section 1.14. Deed of Trust. The term "Deed of Trust" shall mean the
Indemnity Deed of Trust, Security Agreement and Assignment of Leases and Rents
executed of even date herewith granted by the Land Owner to trustees for the benefit of the Bank, creating first priority a lien and security interest in the
Real Property as security for the Land Owner's Guaranty.

     Section 1.15. Direct Costs. The term "Direct Costs" shall mean those costs and expenses which the Borrower shall incur in connection with the Project for such items as labor, materials, equipment, installation of equipment, fixtures, furnishings and the like.

     Section 1.16. Estimated Remaining Cost of Construction. The term "Estimated
Remaining Cost of Construction" shall mean the estimate, from time to time, in the reasonable opinion of the Bank, of the total remaining amount of
Construction Costs which will be incurred for Completion of the Improvements.

     Section 1.17. Event of Default. The term "Event of Default" shall mean any of those events set forth in Article IX hereof which, upon the expiration of any applicable grace or cure period, shall constitute a default on the part of the
Borrower under this Agreement.

     Section 1.18. Financing Statements. The term "Financing Statements" shall mean the financing statements naming the Land Owner as debtor, and the Bank, as secured party, perfecting the security interests created by the Deed of Trust and the other Loan Documents.

     Section 1.19. Guarantors. The term "Guarantor" shall mean Reagents
Applications, Inc., a Delaware corporation ("Reagents") and a wholly-owned subsidiary of the Borrower, and the Land Owner.

     Section 1.20. Guaranties. The term "Guaranties" (or individually a
"Guaranty") shall mean the guaranty agreement of even date pursuant to which the
Guarantors have guaranteed the payment, performance and completion of the
Borrower's obligations under the Loan Documents. The Guaranty of Reagents may sometimes hereafter be referred to as the "Reagents Guaranty, and the Guaranty of the Land Owner may sometimes be referred to as the Land Owner Guaranty."

     Section 1.21. Improvements. The term "Improvements" shall mean the approximately sixty-four thousand (64,000) square foot (more or less) office, manufacturing and warehouse facility to be renovated and reconstructed upon the
Land in accordance with the Plans and Specifications.

     Section 1.22. Indirect Costs. The term "Indirect Costs" shall mean those costs and expenses which the Bank has specifically approved in writing and which the Borrower shall incur in connection with the Project for such items as architect's fees, engineer's fees, attorney's fees, accountant's fees, hazard insurance premiums, real estate taxes, transfer taxes, documentary stamps, survey costs, title insurance premiums, and other similar costs. It is anticipated that the Bank will advance Loan Proceeds for the de-installation, shipment and installation of major equipment (larger sensitive equipment) from
California and Maryland to the Real Property, subject to such costs being (a)
qualified construction costs under the SBA Authorization, and (b) such costs are a part of the final Construction Budget submitted by the Borrower and approved by the Bank.

     Section 1.23. Interest Reserve. The term "Interest Reserve" shall mean the reservation and setting aside by the Bank of a reserve for the payment of interest, which Interest Reserve shall be disbursed in accordance with the provisions of this Agreement.

     Section 1.24. Land. The term "Land" shall mean the two (2) acre, more or less, parcel of land commonly known as 330 N. Warwick Avenue, Baltimore City,
Maryland, upon which the Improvements shall be situated.

     Section 1.25. Local Jurisdiction. The term "Local Jurisdiction" shall mean
Baltimore City, Maryland, the governmental jurisdiction within whose boundaries the Land is situated, which has jurisdiction and authority over the Project as to matters of zoning, subdivision, growth management, building codes, public works, permits and approvals and the like.

     Section 1.26. Loan. The term "Loan" or "Loans" shall mean the Acquisition
Loan, Construction Loan and Permanent Loan, collectively.

     Section 1.27. Loan Documents. The term "Loan Documents" shall mean all documents executed by the Borrower, the Guarantors and others in connection with the Loan, including, but not limited to, the Promissory Note, the Deed of Trust, the Guaranties, and the Financing Statements.

     Section 1.28. Loan Proceeds. The term "Loan Proceeds" shall mean the monies that the Bank will lend to Borrower to be used for the Project.

     Section 1.29. Major Subcontractor. The term "Major Subcontractor" shall mean any contractor or subcontractor that has a contract or contracts with respect to the performance of work on the Project, which individually or in the aggregate equal or exceed the sum of Fifty Thousand Dollars ($50,000).

     Section 1.30. Permanent Loan. The term "Permanent Loan" shall mean the permanent financing to be extended by the Bank to the Borrower for a ten (10)
year period extending from the Conversion Date forward.

     Section 1.31. Person. The term "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust, governmental authority or unit, or other entity.

     Section 1.32. Personalty. The term "Personalty" shall mean all items of personal property owned or to be acquired by the Obligors for purposes of operation of the Improvements which are subject to a security interest created by, and as more particularly described in, the Deed of Trust and Financing
Statements.

     Section 1.33. Plans and Specifications. The term "Plans and Specifications"
are those plans and specifications for the renovation and construction of the
Improvements which the Borrower has shown, or will show, to the Bank, and which the Bank will review and approve prior to construction.

     Section 1.34. Post Closing Agreement. The term "Post Closing Agreement"
shall mean that certain Post Closing Agreement of even date by and between the
Bank and the Borrower which provides for the supplying, subsequent to the
Closing of the Loan under this Agreement, of all items and documents required to be furnished to the Bank under this Agreement or any other Loan Document, or the performance of additional duties, as conditions precedent to the Bank's obligation to make further or additional disbursements to the Borrower under this Agreement.

     Section 1.35. Project. The term "Project" shall mean the acquisition of the
Land by the Land Owner and renovation and construction of the Improvements upon the Land by the Obligors.

     Section 1.35A. Project Cost. The term "Project Cost" shall mean the sum of
Two Million One Hundred Fifty Thousand Dollars ($2,150,000), or such lesser sum equal to the total costs actually incurred in the acquisition of the Real
Property and expended for qualified Construction Costs as described in paragraph
A.2. of the SBA Authorization, as such SBA Authorization may be amended.

     Section 1.36. Project Term. The term "Project Term" shall mean the period from the date of this Agreement to the Completion Date.

     Section 1.37. Promissory Note. The term "Promissory Note" shall mean the
Promissory Note of even date executed and delivered by the Borrower in the principal amount of One Million Nine Hundred Thirty-Five Thousand Dollars
($1,935,000), payable to the order of the Bank.

     Section 1.38. Real Property. The term "Real Property" shall mean the Land together with the Improvements.

     Section 1.39. Requisition Form. The term "Requisition Form" shall mean
A.I.A. Forms G702, G703 and G704, to be executed by the Borrower and/or the
Obligors, or such other form approved by the Bank, for payment in connection with the disbursement of Loan Proceeds.

     Section 1.40. Retainage. The term "Retainage" shall mean the percentage, as set forth in Section 3.7. hereof, of each disbursement for Direct Costs that the
Borrower has requisitioned and is entitled to receive but which the Bank shall withhold from the Borrower pending Completion by any contractor or subcontractor of work under any contract with respect to the Improvements, which shall be disbursed upon the satisfaction of the conditions precedent set forth in this
Agreement for disbursement of any Retainage.

     Section 1.41. SBA 504 Loan. The term "SBA 504 Loan" shall mean the loan or debenture guaranty described in that certain Authorization for Debenture
Guarantee issued by the Mid-Atlantic Business Finance Company and approved by the U.S. Small Business Administration on March 10, 2005, and accepted by the
Borrower on April 21, 2005, as subsequently amended with the approval of the
Bank (the "SBA Authorization"), in the gross principal amount of Eight Hundred
Eighty-Six Thousand Dollars ($886,000). The SBA 504 Loan is administered under the U.S. Small Business Administration as provided in 13 CFR Section 120.800 et seq. (Subpart H), and all official rules promulgated in connection therewith
(the "SBA Regulations").

     Section 1.41. Secured Property. The term "Secured Property" shall mean the
Real Property and the Personalty, collectively.

                                   ARTICLE II
                         TERMS AND PURPOSES OF THE LOAN

     The general terms and purposes of the Loan shall be as follows:

     Section 2.1. General Terms of the Loan. Subject to the limitations contained herein, the Bank shall lend to the Borrower for purposes of the
Project a principal amount of up to One Million Nine Hundred Thirty-Five
Thousand Dollars ($1,935,000) upon the terms and conditions contained herein and in the other Loan Documents. The Loan Proceeds shall be disbursed to the
Borrower in accordance with the provisions of this Agreement and shall be repaid with interest thereon by the Borrower to the Bank in accordance with the terms and provisions contained herein and in the Promissory Note, the terms and provisions of which are incorporated by reference herein to the same extent as if set forth in full in this Agreement. The Acquisition Loan Amount shall be disbursed at Closing upon satisfaction of all conditions for disbursement stated
herein. The term of the Construction Loan shall extend from the date hereof through the Completion Date. Upon the expiration of the term of the Construction
Loan, including any extensions mutually agreed to by the Bank and the Borrower, and provided that the Borrower is not (a) in default under this Agreement or any other Loan Document, or (b) in default under the SBA 504 Loan, or any of the terms and conditions precedent to obtain the SBA 504 Loan, the Borrower shall receive the Permanent Loan for an additional term of one hundred twenty (120)
months commencing as of the Conversion Date.

     Section 2.2. Purpose of the Loan. The purpose of the Loan shall be to provide the following financing:

          Section 2.2.1. Acquisition Loan. The purpose of the Acquisition Loan shall be to fund Obligors' acquisition of fee simple title to the Land and existing Improvements, and shall be disbursed at Closing. The Borrower shall pay from its own funds the difference between the Acquisition Loan
     Amount and the actual purchase price, plus all closing costs, including, without limitation, recordation and transfer taxes, title examination costs and title insurance premiums, document preparation fees, real property taxes and counsel fees in connection with the acquisition of the Land.

          Section 2.2.2. Construction Loan. The purpose of the Construction Loan shall be to provide financing for the Direct Costs of construction or renovation of the Improvements upon the Land, for the costs of the purchase and incorporation of any Personalty into the Improvements, and for the
     Indirect Costs of the Improvements.

          Section 2.2.3. Permanent Loan. The Permanent Loan shall be used to provide permanent financing for the holding of the Secured Property during the term of the Permanent Loan.

     Section 2.3. Security for the Loan. All advances made under this Agreement and all obligations of the Borrower under this Agreement, the Promissory Note and the other Loan Documents, shall be secured by: (a) a security interest, which is hereby granted by the Borrower, in all accounts, inventory, equipment, general intangibles (including payment intangibles, trademarks, patents, copyrights, and tax refunds), documents, instruments (including promissory notes), chattel paper, goods, investment property, letter of credit rights, and supporting obligations, wherever located, as now or hereafter existing, arising or acquired, and all proceeds (including insurance proceeds), and products of the foregoing, including returned or repossessed goods; (b) the additional security and assurances of performance and repayment to be furnished to the Bank by the Borrower under the Loan Documents in accordance with the terms and conditions thereof; (c) the guaranty of payment, performance and completion granted by the Guarantors pursuant to the terms of the Guaranties; (d) the grant by the Land Owner to the Bank of the Deed of Trust, which Deed of Trust shall constitute a first priority lien on the Real Property; and (e) the assignment by the Land Owner of all leases and rents to secure its Guaranty with respect to the rental of the Improvements. The Bank understands and acknowledges that (i)
the Borrower shall assign the death proceeds of life insurance policies on the lives of William P. Hales and Deborah F. Ricci to the U.S. Small Business
Administration as additional security for the SBA 504 Loan, and (ii) the secured position of the Bank as to personal property collateral is limited and subject to the subordinate interests of certain holder's subordinated debt owed by the
Borrower.

     Section 2.4. Bank Fee. In consideration for having agreed to make the Loan, as described herein, the Bank shall receive from the Borrower a commitment fee in the amount of Twenty-Four Thousand Seven Hundred Twenty-Five Dollars
($24,725), which shall be due, payable and earned as of the date of Closing, even if the Loan never closes. Upon payment, the commitment fee shall be the non-refundable property of the Bank, even if, for any reason, the Loan is not made or the principal amount of the Loan ultimately disbursed is less than the maximum principal amount of the Loan specified herein. The commitment fee shall not be considered a prepayment or advance of closing costs or expenses. In the event Completion of the Project is not attained on or before the June 30, 2006, through no fault or lack of diligence by the Borrower, and in the further event there has been no Event of Default that is continuing, then the Borrower may request an extension of the Construction Loan term for up to ninety (90) days which the Bank may, in its sole and absolute discretion, grant only upon payment of a $2,000 extension fee.

     Section 2.5. Appraisal and Plans and Specification Review Fees. In
consideration for having agreed to extend the Loan, the Borrower shall pay all fees of the Bank's Inspector including a Plan and Specifications review fee.

                                   ARTICLE III
                   DISBURSEMENT OF CONSTRUCTION LOAN PROCEEDS

     Subject to the terms and conditions of this Agreement, the Bank shall disburse the Loan Proceeds for the Project in the following manner:

     Section 3.1. Project Costs. The total approximate cost of the Project, as represented by the Borrower to the Bank, is the sum of Two Million One Hundred
Fifty Thousand Dollars ($2,150,000). The Bank shall advance to the Borrower as the Loan an amount of up to the lesser of: (a) ninety percent (90%) of all
Construction Costs plus ninety percent (90%) of the Acquisition Loan Amount, (b)
ninety percent (90%) of the appraised value of the Project on an "as completed"
basis, or (c) One Million Nine Hundred Thirty Five Thousand Dollars
($1,935,000). In accordance with the Construction Budget approved by the Bank, any cost savings as to Construction Costs actually realized by the Borrower resulting in excess available as Loan Proceeds within the Construction Budget approved by the Bank, as determined in the sole discretion of the Bank, may be reallocated by the Borrower to other categories within the Construction Budget for the Project or to the Interest Reserve, as reasonably approved by the Bank.

     Section 3.2. Borrower's Contribution. The Borrower shall, as the Borrower's equity contribution, be responsible for at least ten percent (10%) of the costs of the Project, plus any amounts owing in excess of the Loan Proceeds. Prior to commencement of construction, and at any time the Estimated Remaining Cost of
Construction, whether with respect to any Construction Budget item or all items in the aggregate, in the opinion of the Bank, exceeds the undisbursed Loan
Proceeds reserved therefor, then, the Borrower shall immediately expend such funds, or provide to the Bank cash or letters of credit or other irrevocable and unconditional assurances of credit as the Bank may reasonably deem to be acceptable, for the Completion of the Improvements and the Project, in total, as are necessary to eliminate such excess, and the Bank shall have no obligation to advance any further Loan Proceeds until after either the expenditure of such funds or the providing of such cash or irrevocable and unconditional assurances of payment.

     Section 3.3. Initial Disbursement. Subject to the provisions of Sections
3.1. and 3.2. as herein set forth, the portion of the Loan consisting of the
Acquisition Loan Amount shall be disbursed by the Bank to the Borrower at
Closing for Land Owner's acquisition of the Land.

     Section 3.4. Subsequent Disbursements. Subject to the limitations contained in Sections 3.6 hereof, the balance of the Loan Proceeds not disbursed at
Closing, i.e., the available Construction Loan portion of the Loan, shall be retained by the Bank and shall be disbursed over the term of the Construction
Loan to fund Construction Costs as and when incurred by the Obligors.

     Section 3.5. Construction Cost Disbursements. Disbursements for
Construction Costs shall be made in the following manner:

          Section 3.5.1. Direct Costs. Disbursements for approved Direct Costs shall be made in an amount equal to the amount of Direct Costs which have been incurred by the Borrower and for which the Borrower has received invoices from the contractor or any subcontractor less the Retainage, if any, as set forth in Section 3.7. hereof, and less those sums already advanced for Direct Costs.

          Section 3.5.2. Indirect Costs. Disbursements for approved Indirect
     Costs (a) shall be requisitioned on forms either supplied or approved by the Bank, which shall specify in reasonable detail the nature and purpose of the expense; (b) shall be made no more frequently than monthly, at the same time as any monthly requisition for Direct Costs, and on not less than ten (10) banking days notice; (c) shall be conditioned upon approval by the
     Bank; and (d) must be supported by corresponding invoices.

          Section 3.5.3. Interest Reserve Disbursements. If, upon submission of a final detailed line item Construction Budget, the Bank determines an
     Interest Reserve should be established, the Bank shall disburse amounts from the Interest Reserve to discharge and satisfy the payment of accrued interest on the Construction Loan. The Bank shall disburse Loan Proceeds from the Interest Reserve in an amount equal to interest due as of the first day of the month. The Bank may record on the Bank's records receipt of any amount equal to the interest due as of the first day of the month and simultaneously record on the Bank's records the disbursement of an amount of Loan Proceeds from the Interest Reserve equal to the amount of interest receipted. The recording of the interest receipt and principal disbursement shall be considered completed as of the first day of the month even though actual recordation may occur at a later date. The Bank may, nevertheless, refuse to so disburse or record interest at such time and for so long as there exists an uncured Event of Default or there is an insufficient amount of undisbursed Loan Proceeds to fund the Estimated
     Remaining Cost of Construction and the estimated interest payments for the remainder of the term of the Loan and the Borrower has failed to make the
     Borrower's Contribution in accordance with Section 3.2 hereof. If the Bank elects not to disburse or record interest for either of the aforementioned reasons, the Bank shall notify the Borrower and the Borrower thereafter shall pay the interest due the Bank without the use of Loan Proceeds at the time and in the manner provided in the Promissory Note. The Bank shall have no obligation to continue disbursing or recording interest unless and until the Event of Default has been cured or the Borrower has complied with the provision of Section 3.2. hereof.

          Section 3.5.4. Disbursement by Letters of Credit. At the sole discretion of the Bank, disbursements by letters of credit, set aside agreements and bonds as approved by the Bank from time to time and as required by governmental agencies for the Project, may be made by the issuance of a letter of credit, set aside agreement or bond by the Bank to or for the benefit of the Borrower and/or Land Owner. Any such advances shall be limited to amounts as may be specified in the Construction Budget, or as agreed to by the Bank and the Borrower, shall reduce the availability of Loan Proceeds by the amount thereof, but shall not bear interest on the principal amount thereof unless and until drawn upon by the beneficiary thereunder, and shall be secured by the Loan Documents.

     Section 3.6. Disbursement Procedure. Disbursements after closing of the
Loan for Construction Costs: (a) shall be requisitioned on A.I.A. Forms G-702 and 703, on which the Borrower or Land Owner and the Borrower's or Land Owner's
contractor and the Borrower's or Land Owner's architect or engineer, if any, shall certify in trade breakdown the percentage of Completion of the
Improvements; (b) shall be made no more frequently than monthly and on not less than ten (10) banking days notice; (c) the Bank may obtain an endorsement to the title insurance policy insuring title to the Real Property as of the date of such disbursement of Loan Proceeds evidencing that fee simple title to the Real
Property still vests in the Land Owner, subject only to the Deed of Trust, and that no liens or encumbrances on the Real Property exist and no petitions for mechanic's or materialmen's liens have been filed against the Real Property or are otherwise being claimed and are effective against the Real Property, subject to the right of the Borrower to bond any such liens, and affirmatively providing coverage as to mechanic's and materialmen's liens, including those mechanic's which are not Major Subcontractors, excepting those exceptions set forth in the title insurance binder approved by the Bank at the Closing of the Loan and those exceptions subsequently approved by the Bank; (d) shall be conditioned upon the receipt of satisfactory inspection reports and certifications from the Bank's
Inspector; and (e) shall be accompanied by such lien releases and waivers as the
Bank or the title insurer may require.

     Section 3.7. Retainage. The Bank shall be entitled to withhold as a retainage to assure prompt and full Completion of the Improvements, ten percent
(10%) of the amounts requisitioned by the Borrower, the contractor or by a Major
Subcontractor, as the case may be, for the Direct Costs of the Improvements. The
Bank shall not disburse any portion of the Retainage to the Borrower, the contractor or any subcontractor, as the case may be, upon the completion of work by the contractor or any subcontractor individually under its contract until the
Borrower has satisfied the conditions precedent to the disbursement of the
Retainage as set forth in Article VIII hereof with respect to each such contractor upon the completion of its work under its contract for the
Improvements.

     Section 3.8. Final Disbursement. The Bank shall not be required to disburse any portion of the final disbursement of Loan Proceeds until the Borrower has satisfied the conditions precedent to disbursement of the final disbursement of
Loan Proceeds as set forth in Article VIII of this Agreement.

     Section 3.9. Inspections by the Bank's Inspector. The Bank shall retain the services of a professional engineer or architect of the Bank's choice to serve as the Bank's Inspector. The Bank may have the Project inspected at any time or from time to time by the Bank's Inspector to assure the Bank that the construction of the Improvements is being, and have been, performed in a sound and workmanlike manner in substantial accordance with the Plans and
Specifications, that all Personalty is as called for in the Plans and
Specifications and that all work reported to have attained Completion or which should have attained Completion has, in fact, so attained Completion. The cost of such inspection shall be paid by the Borrower. All disbursements and the
Borrower's right to receive any disbursement are conditioned upon receipt of inspection reports and certifications satisfactory to the Bank. Upon any inspection report which the Bank receives and which the Bank considers to be unsatisfactory, or which indicates that the Estimated Remaining Cost of
Construction exceeds the undisbursed Loan Proceeds, the Bank shall be authorized, at its election, to suspend all further disbursements until the
Bank's objections have been corrected to the Bank's reasonable satisfaction.

     Section 3.10. Safeguards as to Application of Disbursements. The Bank shall have the right to require the Borrower to submit a breakdown of the portion of each disbursement which is to be paid to a particular contractor, subcontractor, materialman or supplier. The Bank shall further have the right to require at any time or prior to any disbursement that the contractor, subcontractor, materialmen, or supplier certify that all labor, material, or supplies were supplied, or will be supplied, directly to the Project and not to any other project or property, to acknowledge receipt of any and all payments which have been made as of such disbursement request and to release (if not previously done) any right to file a mechanic's or materialman's lien against the Secured
Property for work done or materials supplied to the point of the disbursement request. The Bank shall have the right to require at any time, or from time to time, the presentation of receipts evidencing the payment of bills and costs for labor and materials in connection with the construction or the acquisition and installation of Personalty. The Bank may, in the Bank's reasonable judgment, make disbursement checks payable jointly to the Borrower and those mechanics or materialmen due or who will be due sums from the Borrower or Land Owner with respect to the Project. The Bank and its inspector shall at all times have access to the Obligors' books and records with respect to the Project and those of the Borrower's or Land Owner's contractor with respect to the Project so as to enable the Bank to verify that funds disbursed by the Bank for the Project are being used for the Project and that the bills of mechanics and materialmen are being paid currently. If the Bank exercises its rights hereunder and determines that Loan Proceeds are not being properly applied after disbursement, the Bank may suspend further disbursements until the Bank's objections have been cured to the Bank's satisfaction.

     Section 3.11. Liens, Defects in Construction or Default. The Bank, at its
election, may refuse to authorize further disbursements of Loan Proceeds (a) in the event any bring to date of the title report or financing statement search reveals liens, encumbrances or security interests against the Secured Property, other than those set forth in the title binder issued to the Bank in connection with the Loan or those otherwise acceptable to the Bank, until the same have been removed or discharged, whether by bonding, payment or otherwise; (b) in the event material defects in construction reported by the Bank's Inspector have not been corrected to the Bank's satisfaction; (c) in the event that the Estimated
Remaining Cost of Construction exceeds the undisbursed Loan Proceeds reserved therefor and the Borrower has not provided evidence of other cost savings or contributed the funds or the assurances of payment described above; (d) if the
Bank determines that Loan Proceeds have not been properly applied for purposes of the Project as above set forth; or (e) upon the occurrence of any Event of
Default under this Agreement, subject to the expiration of any applicable cure period.

     Section 3.12. Stored Materials. The Bank shall not be required to advance
Loan Proceeds for any Personalty purchased by the Borrower or the Land Owner, whether or not delivered to the Real Property, until such Personalty has been physically incorporated into the Improvements; however, the Bank may in its discretion make advances for such Personalty which is: (i) suitably stored on site in a secured area; (ii) fully insured for loss in such form and with such companies as are acceptable to the Bank; (iii) owned by the Borrower or Land
Owner free and clear of any encumbrance or lien excepting the lien of the Bank;
and (iv) subject to a security interest of the Bank under the Loan Documents.

     Section 3.13. Undisbursed Loan Proceeds. Any Loan Proceeds not disbursed by the Bank during the term of construction shall thereafter not be available to
Borrower.

     Section 3.14. Commercial Checking Account for Project. The Bank shall deposit all disbursements, with the exception of the funds disbursed at Closing, directly into a Bank account. Such disbursements shall thereafter be credited to the central account of the Borrower for the payment of all costs and expenses of the Project and shall not be used for any other purpose nor be applied to, or for the benefit of, any project other than the Project.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     To induce the Bank to make the Loan and enter into this Agreement, the
Borrower makes the following representations and warranties as of the date hereof and as of the date of each disbursement requisition:

     Section 4.1. Accuracy and Completeness of Information. All information, documents, reports, statements, financial statements, and data submitted by or on behalf of the Borrower in connection with the Loan are true, accurate, and complete and contain no knowingly false, incomplete or misleading statements.

     Section 4.2. Existence of Defaults. The Borrower is not in default under any agreement or obligation under which the Borrower may be bound, nor will the
Borrower's entering into this Agreement cause the Borrower to immediately or with the passage of time, the giving of notice, or both, constitute a default under any such other agreements or obligations.

     Section 4.3. Violations of Law. The Borrower is not in material violation of any applicable federal, state, or local law, statute, regulation, or ordinance, nor will the Borrower's entry into this Agreement, the Loan transaction with the Bank or completion of the Project cause the Borrower to be in violation of any law.

     Section 4.4. Litigation. There are no actions, suits, or proceedings pending or, to the knowledge of the Borrower, threatened against the Borrower, the Land Owner, the Project or the Land.

     Section 4.5. Liabilities or Adverse Changes. The Borrower has no material direct or contingent liability known to the Borrower and not previously disclosed to the Bank in writing, nor does the Borrower know of any event, circumstance or condition which may result in or cause a material adverse change in the Borrower's assets, liabilities, properties, business or condition, financial or otherwise.

     Section 4.6. Title to Property and Status of the Bank's Lien. The Borrower
has good and marketable title to all personal property which constitutes security for the Loan, and the Land Owner shall acquire and maintain good and marketable title to all real and personal property it may acquire, and the
Bank's lien thereon, pursuant to the Loan Documents, shall be a first priority lien and security interest.

     Section 4.7. Compliance with Law. The Improvements will be constructed in compliance with all federal, state, and local laws and regulations including, without limitation, all zoning, building, fire, health and other codes and regulations, and all applicable development agreements and owners' association agreements. The use or intended use of the Improvements also will be in compliance with all federal, state, and local laws and regulations including, without limitation, all local zoning, building, fire, health and other codes and regulations and all applicable development agreements and owners' association agreements.

     Section 4.8. Restrictive Covenants. Neither the construction of the
Improvements nor the use of the Improvements for their intended purposes, will violate any restrictive covenants applicable to the Land.

     Section 4.9. Utilities. All utility services necessary for the renovation and construction of the Improvements and the use of the Improvements for the
intended purposes of the Improvements are presently available at the boundaries of the Land, including, but not limited to, water supply facilities.

     Section 4.10. [Omitted].

     Section 4.11. [Omitted].

     Section 4.12. Plans and Specifications. The final, signed and sealed Plans and Specifications from which the Improvements will be renovated or constructed have been (or will have been prior to the date of any disbursement of
Construction Loan proceeds hereunder) delivered to the Bank and the Bank's
Inspector. Such Plans and specifications must be approved by the Bank prior to the date of any disbursement of Loan Proceeds hereunder. The Plans and
Specifications are or will be satisfactory and adequate for the purpose of the constructing or renovating of Improvements. The Plans and Specifications have been (or will have been prior to the date of any disbursement of Construction
Loan proceeds hereunder) reviewed and approved by the Local Jurisdiction and any other governmental agency having jurisdiction over the construction of the
Improvements to the extent such review and approval is required.

     Section 4.13. Commencement of Work. No work of any nature whatsoever on the renovation or construction of the Improvements has been commenced on the Land nor will any work on the construction of the Improvements be commenced on the
Land prior to the recordation of the Deed of Trust, the Financing Statements and
any and all other documents as reasonably required by the Bank to be recorded in all appropriate offices, except as may be specifically approved in writing by the Bank.

     Section 4.14. Quality of Work and Completion. All work to be done in the course of the construction of the Improvements will be done in a good and workmanlike manner, free from material defect or fault. The Borrower will promptly and punctually achieve Completion of the Project within the time frames represented to the Bank as set forth in the Construction Schedule, but in all events prior to the Completion Date therefor.

     Section 4.15. Validity, Binding Nature, and Enforceability of the Loan
Documents. The Loan Documents executed by the Borrower and the Land Owner are the valid and binding obligations of the Borrower and the Land Owner, fully enforceable against the Borrower and the Land Owner, in accordance with their terms.

     Section 4.16. Leases. Except as disclosed in writing to the Bank or the title commitment delivered to the Bank at closing, there are no leases executed and in effect with lessees of the Land which predate the execution and recordation of the Deed of Trust.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

     The Borrower covenants and agrees during the term of the Loan to do and perform, and with respect to any obligation of the Land Owner, to cause the Land
Owner to do and perform, the following acts and promises:

     Section 5.1. Payment and Performance. All sums due the Bank during the term of the Loan shall be paid in full when and as due and all terms, covenants and conditions of this Agreement shall be fully and completely performed and/or observed during the term of the Loan.

     Section 5.2. Protection of Security. All real and personal property standing as security for the Loan shall be kept and maintained in a state of good condition and repair and its value shall at all times be protected and preserved by the Borrower.

     Section 5.3. Insurance. The Borrower and/or Land Owner shall obtain and maintain during the term of the Loan the following insurance coverages:

          Section 5.3.1. Builder's All Risk and Casualty Insurance. The Borrower
     or Land Owner shall obtain prior to commencement of construction, and maintain in full force and effect, a builder's all-risk insurance policy with extended coverage, including vandalism and malicious mischief, in an amount satisfactory to the Bank, but in any event, not less than the projected costs of construction, and sufficient to prevent co-insurance liability, with companies and on a policy form reasonably acceptable to the
     Bank. Upon Completion of the Improvements, the Borrower or Land Owner shall obtain and maintain in full force and effect during the remaining term of the Loan fire and extended coverage casualty insurance on a policy form and with an insurance company reasonably satisfactory to the Bank and in an amount not less than the full insurable value of the Improvements (without co-insurance liability), with losses payable to the Bank. The proceeds of any loss by reason of a casualty shall be applied, at the option of the
     Bank and as more fully provided in the Deed of Trust, but after consultation with the Obligors, for the restoration and repair or rebuilding of the Improvements, upon such terms and conditions as the Bank may deem appropriate at such time, unless such restoration, repair or rebuilding of the Improvements is not deemed to be commercially feasible, in the reasonable judgment of the Bank, in which event such proceeds shall be applied in payment of the Loan. The casualty insurance policy shall name the Bank as mortgagee and sole loss payee and shall provide that it is noncancelable by the insurance company without thirty (30) days prior written notice to the Bank. The Bank shall be supplied with the original of the builder's risk and casualty insurance policies and a receipt evidencing the payment of the initial premium due thereon. During the term of the
     Loan, the Bank shall be supplied with receipts evidencing the payment of all renewal premiums which may be due upon the policies.

          Section 5.3.2. Flood Insurance. In the event all or any portion of the
     Land currently or at any time in the future shall be determined to be located in a specially designated flood hazard area by the Secretary of
     Housing and Urban Development or the Director of the Federal Emergency
     Management Agency, pursuant to the provisions of the National Flood
     Insurance Act of 1968, as amended by the Flood Disaster Protection Act of
     1973, as amended, the Bank shall require flood hazard insurance in the full insurable value of the Improvements, or the full amount of the flood insurance available, naming the Bank mortgagee and as sole loss payee. The proceeds of any loss by reason of a flood shall be applied for the restoration and repair or rebuilding of the Improvements in the same manner as the proceeds of a casualty loss as set forth in Section 5.3.1. above. At the time of Closing of the Loan, the Borrower shall present either a flood insurance policy or a certification that the Land is not located in a flood hazard area.

          Section 5.3.3. Separate Insurance. Neither the Borrower nor the Land
     Owner may take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under Section 5.3.1.
     or Section 5.3.2. above unless the Bank is included thereon as a named insured with losses payable to the Bank as above provided in Section 5.3.1.
     The Borrower shall immediately notify the Bank whenever any such separate insurance is taken out and shall promptly deliver to the Bank the policy or policies of such insurance.

          Section 5.3.4. Public Liability and Workers' Compensation Insurance.
     The Borrower and/or Land Owner (and the contractor, and all Major
     Subcontractors, if any) shall at all times during the term of the construction of the Improvements (and thereafter with respect to the Land
     Owner) maintain public liability and property damage insurance policies insuring the Borrower, the Land Owner, the contractor, and the Major
     Subcontractors, as the case may be, against loss as a result of personal injury or property damage in connection with the construction of the
     Improvements and/or use and occupancy of the Secured Property. The public liability and property damage insurance must be with such insurance companies, and upon policy forms acceptable to and approved by the Bank, but, in any event, in an amount not less than One Million Dollars
     ($1,000,000) for each occurrence, and Three Million Dollars ($3,000,000) in the aggregate. In addition, the contractor shall maintain workers'
     compensation insurance covering its workers during the construction of the
     Improvements. The Borrower and/or Land Owner shall maintain public liability and property damage insurance policies insuring the Borrower and the Land Owner against loss as a result of personal injury or property damage relating to the Real Property in such amounts as are commercially reasonable for the Real Property and acceptable to the Bank. The Bank shall be supplied with copies of such policies and receipts evidencing the payment of premiums due thereon or certificates from the insurance companies issuing the policies describing the policy and coverage and certifying the insurance coverage to be in full force and effect.

          Section 5.3.5. Title Examination and Insurance. Prior to the closing of the Loan, title to the Real Property shall be searched for the purpose of determining the marketability of the current owner's title, and a lender's title insurance policy, in standard A.L.T.A. form (with a minimum
     60-year chain of title examination), and in an amount not less than the maximum principal amount of the Loan, will be issued in favor of the Bank, at the Borrower's sole expense, without any exceptions or conditions objectionable to the Bank or to its counsel, and without any exception or exclusion with respect to filed or unfiled mechanics' or materialmen's liens or with respect to matters which would be disclosed by an accurate survey of the Real Property. The title policy shall not contain a "pending disbursements" clause and must insure the Deed of Trust creates a first lien priority for the full amount of the Loan as of the date of recordation, independent of when disbursements are made or whether future advances are obligatory or nonobligatory. The title work shall be referred to a title company or a title attorney of the Bank's selection, upon reasonable consultation with Borrower. The Bank reserves the right in the event the Borrower selects a title company or title attorney of its choosing to have its counsel review and approve the full abstract of title, including a copy of a diagrammatic chain of title, the index work, and copies of pertinent instruments in the chain of title. The Bank may require that a title report to the Real Property be brought to date, at the
     Borrower's sole expense, at any time and from time to time to verify that the Real Property is free and clear of any junior encumbrances or liens.
     The Bank shall require a certification by the title company or title attorney that a search of the land records in the Local Jurisdiction and with the Maryland State Department of Assessments and Taxation with respect to the Land Owner reveals no filed financing statements with respect to any
     Personalty. The Bank may require that the financing statement search with respect to the Personalty be brought to date, at the Borrower's or Land
     Owner's sole expense, at any time and from time to time to verify that the
     Personalty is free and clear of any liens, encumbrances or security interests.

     Section 5.4. Commencement and Completion. The Obligors may commence the construction or renovation of the Improvements at any time following the recordation of the Deed of Trust and the other Loan Documents to be recorded in connection with the Closing of the Loan. The Obligors shall be absolutely obligated for Completion of the Improvements within the term of the Construction
Loan in accordance with the Plans and Specifications approved by the Bank. The
Obligors, jointly and severally, shall indemnify the Bank from any loss or expense which it may incur as a result of the failure on the Obligors' part to cause Completion as above set forth herein and in accordance with the Plans and
Specifications for the Project. The Obligors further guarantee that no mechanics' or materialmen's liens shall attach to the Real Property and shall jointly and severally indemnify the Bank from any loss or expense incurred by the Bank as a result of any such mechanics' or materialmen's liens attaching to the Real Property which are not removed or discharged by the Borrower or the
Land Owner within a reasonable period of time, and for steps taken by the Bank to effect the release or discharge of any such liens in the event of the
Borrower's failure to remove or discharge them as described above.

     Section 5.5. Approvals of and Compliance with Construction Budget,
Construction Schedule and Plans and Specifications. The Borrower shall submit the Construction Budget, Construction Schedule, Plans and Specifications for the
Improvements and all other reports or information requested by the Bank from time to time to the Bank for its approval on or before the date of this
Agreement or as specified in the Post Closing Agreement of even date, and the
Bank shall review such items and approve or disapprove them within a period of twenty (20) days thereafter. No work shall be commenced on the Improvements until all such items have been approved by the Bank. The Borrower and the Land
Owner may not modify or amend the Construction Budget, the Construction Schedule or the Plans and Specifications without the prior written approval of the Bank, provided, however, the Borrower and Land Owner may make line item adjustments in the Construction Budget which do not exceed, in any one instance, $15,000, or which in the aggregate do not exceed $50,000 without approval of, but with notice to, the Bank.

     Section 5.6. Approval of Contracts; List of Contractors and Suppliers.
Prior to any disbursement of Construction Loan proceeds, the Borrower or Land
Owner shall submit to the Bank copies of the Borrower's or Land Owner's contracts with any contractor, the architect, and all Major Subcontractors. The
Bank shall have the right to approve the terms and provisions of the contracts between the Borrower or the Land Owner and the contractor, architect and all
Major Subcontractors, such approval not to be unreasonably withheld. The
Borrower shall supply to the Bank, prior to the commencement of construction of the Improvements, and shall thereafter update and maintain a list of the names, addresses and telephone numbers of the contractor and all Major Contractors performing work on or supplying materials to or for the construction of the
Improvements. The Bank shall either approve or disapprove such contracts, setting forth the specific grounds therefor, within five (5) business days following the submission by the Borrower to the Bank of such contracts and any and all other requisite information with respect thereto.

     Section 5.7. Assignment of Contracts. The Borrower and/or Land Owner shall assign to the Bank, and shall cause the contractor, architect and any engineer to execute and acknowledge any such assignment, all of its right, title and interest in the contract with the contractor, architect and engineer on terms and conditions reasonably acceptable to the Bank. Additionally, the Borrower and the Land Owner shall assign to the Bank, to the extent assignable, all of its right, title and interest in and to any and all permits, approvals, licenses, title insurance binders or policies, insurance policies, letters of credit, performance and payment bonds, easements, restrictive covenants, utility connection agreements, site plans, Plans and Specifications, change orders, appraisals and any other writings or rights with respect to the construction of the Improvements.

     Section 5.8. Payment and Performance Bonds. If required by the Bank, the
Borrower shall, or shall cause the Land Owner to, furnish to the Bank appropriate payment and performance bonds from any general contractor or Major
Subcontractor, which bonds shall be in a form and with a bonding company reasonably acceptable to the Bank and shall contain a dual obligee rider in favor of the Bank.

     Section 5.9. Receipts for Personalty. Upon request, the Borrower shall supply the Bank with copies of any contracts, bills of sale, receipted vouchers, agreements or the like under which the Borrower or Land Owner claims title to the Personalty.

     Section 5.10. Use of Loan Proceeds. The Borrower shall, and the Borrower shall cause the Land Owner to, use the Loan Proceeds solely for the purposes specified in this Agreement and in accordance with the Plans and Specifications for the construction of the Improvements.

     Section 5.11. Permits and Approvals. The renovation and construction of the
Improvements, and the subsequent use thereof, must be in compliance with all federal, state and local statutes, ordinances and rules and regulations, and the
Bank reserves the right to require the Borrower and the Land Owner at any time or from time to time to submit to the Bank acceptable evidence of compliance.
Prior to the commencement of construction, and upon request at any time or from time to time during construction, the Bank shall be provided with evidence of the existence and good standing of all governmental permits and approvals then required for construction.

     Section 5.12. Taxes, Liens and Charges. The Borrower shall pay all real and personal property taxes, charges, or assessments against the Land and the
Personalty when and as the same come due and before the same become delinquent, subject to the right to contest same by any legally permissible means so long as adequate reserves are set aside therefor, and the Borrower and the Land Owner shall keep the Land, the Personalty and the Improvements free and clear of all liens and charges of any kind and nature, whether voluntary or involuntary.

     Section 5.13. Public and Utility Agreements. The Bank shall have the right to review and approve, prior to execution by the Borrower, all public and utility agreements required for the renovation and construction of the
Improvements, including but not limited to, agreements with respect to or the installation of water, sanitary sewer, storm water management, electric, telephone, or similar or related utility systems. The Borrower and the Land
Owner shall comply with and perform all public and utility agreements entered into with respect to the construction of the Improvements.

     Section 5.14. [Omitted].

     Section 5.15. [Omitted].

     Section 5.16. Compliance with Recorded Covenants. In the event any covenants or restrictions recorded among the land records of the Local
Jurisdiction require that approval or approvals of the Plans and Specifications be obtained prior to the commencement of construction, or that construction be limited or restricted in some manner or comply with certain standards or requirements, the Borrower or the Land Owner, as the case may be, shall submit to the Bank, prior to any disbursement of Loan Proceeds, appropriate evidence that the approvals have been obtained, or that such Plans and Specifications have been approved, or that the construction will not violate any limitations or restrictions and will comply with any standards or limitations, as the case may
be.

     Section 5.17. Restrictive Covenants and Easements. The Bank shall have the right to review and approve, prior to execution and recordation among the land records of the Local Jurisdiction or the State of Maryland, as the case may be, all restrictive covenants and all easements which the Borrower or the Land Owner intends to impose upon the Land, or to which the Land will be subject. The Bank may require the Borrower or the Land Owner, as the case may be, as a condition of approving easements, to submit a survey or site plan of either the Land showing the exact location of the easements with respect to the Improvements constructed or to be constructed thereon.

     Section 5.18.  Inspections of the Project. The Borrower and the Land Owner
shall permit the Bank's Inspector to inspect the renovation and construction of the Improvements as it progresses at all reasonable times and from time to time for the purpose of ascertaining whether the work is being and has been done in a workmanlike manner and in substantial accordance with the Plans and
Specifications approved by the Bank. In addition, the Borrower and the Land
Owner shall permit all governmental agents and inspectors to inspect such renovation and construction at all reasonable times and from time to time for the purpose of determining compliance with applicable governmental laws and regulations and the performance of public agreements. The Borrower and the Land
Owner shall permit the Bank's Inspector and the state and governmental agents or inspectors to examine at any time and from time to time the Plans and
Specifications, whether or not kept at the job site, and provide copies of the same upon request. The Borrower and the Land Owner agree to promptly supply the
Bank with any written reports issued by any governmental agent or inspector as a result of an inspection and to advise the Bank of the substance of any and all adverse reports (whether written or not) by any governmental agent or inspector indicating that the work on the Improvements is not being done in accordance and compliance with applicable governmental laws and regulations or the applicable public agreements.

     Section 5.19. Correction of Defects. The Borrower or the Land Owner agree to correct promptly any material defects in the work performed or being performed in the construction and renovation of the Improvements which are discovered by the Bank's Inspector or by any governmental agent or inspector.
The Borrower agrees that any disbursement of funds by the Bank shall not constitute a warranty by the Bank that the work has been done in accordance with the Plans and Specifications or in a workmanlike manner and any disbursement of funds shall not constitute a waiver by the Bank of the Bank's right to have the
Borrower correct any defects in workmanship or materials, whether or not known to the Bank at the time of disbursement

     Section 5.20. Sign. Subject to the applicable requirements and regulations of the Local Jurisdiction, the Borrower and Land Owner shall permit the Bank, at the Bank's sole expense, to post and maintain a prominent sign on the Land during the term of the Loan advertising the fact that the Bank is providing construction financing for the Improvements.

     Section 5.21. Approval of Leases for Improvements. The Bank shall have the right to review and to approve the provisions (including rent and term) of any lease of space in the Improvements, and the proposed tenant and/or the tenant's credit history and financial position. The Bank shall promptly review all such leases, such approval not to be unreasonably withheld, and if any submitted lease is not disapproved with seven (7) business days of receipt, the lease shall be deemed approved by the Bank. All leases of space in the Improvements must be subordinate to the Deed of Trust, and must specifically so provide.
Notwithstanding the foregoing, the Obligors need not seek the approval of the
Bank as to any lease that provides for twenty-five thousand dollars ($25,000) or less in annual cash rent payable to the Borrower or the Land Owner.

     Section 5.22. Conditions Precedent and Receipt of Funds. The Borrower shall take such steps as may be necessary so that all conditions precedent to the
Borrower's right to all or any portion of a disbursement have occurred. The
Borrower shall receive the funds to be disbursed and shall apply the same in payment of Construction Costs or hold the same in trust pending payment of
Construction Costs.

     Section 5.23. Further Assurances and Power of Attorney. The Borrower agrees to execute and/or permit the filing of such other and further documents, including, without limitation, confirmatory deeds, agreements, assignments, financing statements, continuation statements, and the like as may from time to time in the sole opinion of the Bank or the Bank's counsel be necessary, convenient, or proper to grant, perfect or continue the perfection of the liens, security interests and other assurances of repayment and performance by the
Borrower, it being the intention of the Borrower to hereby provide a full and absolute warranty of further assurances to the Bank. In the event the Borrower should fail for any reason to execute within ten (10) days of the Bank's written demand any such document or instrument which the Bank requests the Borrower to execute, the Borrower shall and does hereby irrevocably and automatically thereupon appoint the Bank as the Borrower's attorney in fact to execute such document in the Borrower's name and on the Borrower's behalf and such power of attorney shall constitute a power of attorney coupled with an interest and be irrevocable unless and until the subject document is fully and effectually executed.

     Section 5.24. Notice of Litigation and Proceedings. The Borrower shall give immediate notice to the Bank of any litigation or proceeding in which it is a party which involves a claim in excess of Twenty Thousand Dollars ($20,000), or of any suit or proceeding which affects the Land Owner, the Improvements or the
Land.

     Section 5.25. Advancements. If the Borrower should fail to perform any of the affirmative covenants contained in this Article or to protect or preserve its assets and properties, or if the Borrower or the Land Owner should fail to protect or preserve any security for the Loan, the Bank may make advances to perform the same on behalf of the Borrower or to protect or preserve the assets and properties of the Borrower or the Land Owner or to protect and preserve any security for the Loan, or the status and priority of the lien or security interest of the Bank in any security for the Loan, and all sums so advanced shall immediately upon advancement become secured by the lien and security interest created pursuant to this Agreement and other Loan Documents and shall become part of the principal amount owed to the Bank by the Borrower with interest to be assessed at the applicable rate thereon. The Borrower shall repay on demand all sums so advanced on the Borrower's or Land Owner's behalf, plus any expenses or costs incurred by the Bank, including reasonable attorney's fees, with interest thereon at the highest rate provided for in the Loan
Documents. The provisions of this Section shall not be construed to prevent the exercise of the rights or institution of the remedies of the Bank in the event of a default by the Borrower. The authorization contained herein shall impose no duty or obligation on the Bank to perform any action or make any advancement on behalf of the Borrower and is for the sole benefit and protection of the Bank.

     Section 5.26. Escrow. Following the occurrence and during the continuance of any Event of Default, the Bank shall have the right to require that there be deposited with each monthly payment of the Loan such an amount as will enable the Bank to have on deposit sufficient funds to pay the annual real property taxes, assessments and charges on the Real Property, the annual insurance premiums due, and any other annual or recurring charges deemed necessary or appropriate for escrow by the Bank.

     Section 5.27. Enforcement of Remedies Against Contractor and Subcontractors
and Their Sureties. The Borrower and Land Owner shall take such actions and institute such proceedings as shall be necessary to cause and require all contractors, all Major Subcontractors and material suppliers to complete their contracts diligently in accordance with the terms of such contracts, including, but not limited to, the correction of any defective work.

     Section 5.28. Payment of Indebtedness to Third Persons. The Borrower and
the Land Owner shall generally pay when and as due, or within any applicable grace periods, all indebtedness due third Persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor being set aside by it.

     Section 5.29. Financial Statements; Certification as to Events of Default.
The Borrower shall furnish the Bank:

          (a) Within forty-five (45) days after the last day of each fiscal quarter, consolidated statements of income and cash flow statements for such fiscal quarter and balance sheets as of the end of such fiscal quarter of the Borrower and its subsidiaries, accompanied in each case by a certificate of the chief financial officer of the Borrower stating that such financial statements are presented fairly in accordance with generally accepted accounting principles ("GAAP").

          (b) Within one hundred twenty (120) days after the last day of each fiscal year of the Borrower, consolidated statements of income and cash flow statements for such year and balance sheets as of the end of such year presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants acceptable to the Bank and including therewith a copy of the management letter from such certified public accountants. The Bank shall have the right, from time to time, to discuss the affairs of the Borrower and any subsidiary directly with the independent certified public accountant (subject to any applicable rules of the Securities and Exchange Commission as to confidentiality), and this Agreement shall constitute an irrevocable direction and authorization to such certified public accountant to discuss such affairs with the Bank, and to provide the Bank with such information and documentation as the Bank may reasonably require.

          (c) Within ten (10) days of filing, the Borrower shall cause to be delivered to the Bank a true and correct copy of its federal income tax return prepared by its independent certified public accountant, and true and correct copies of federal income tax returns filed by any subsidiary.

          (d) Promptly after sending, filing, or publishing the same, copies of all proxy statements, financial statements, and reports that the Borrower sends to its public stockholders or subordinated debt noteholders, and copies of all regular and periodic reports and all registration statements that the Borrower files with the Securities and Exchange Commission and copies of all press releases issued by Borrower.

          (e) Within thirty (30) days after the end of each of the Borrower's fiscal years, a copy of the Borrower's projections for operations for the next fiscal year, such projections to be in form and detail satisfactory to the Bank.

          (f) Not later than forty-five (45) days after the end of each fiscal quarter, a certificate of the president or chief financial officer of the
     Borrower stating that no Event of Default has occurred and is continuing, or if to the contrary, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto.

          (g) Promptly with such additional financial and other information as the Bank may from time to time reasonably request, including consolidating financial statements of income and cash flow for any relevant period.

     Section 5.30. SBA 504 Loan. Borrower and Land Owner shall diligently pursue and perform all actions and satisfy all conditions required to comply with the
SBA Regulations and necessary to obtain the SBA 504 Loan and a funding thereof within ninety (90) days of the Completion Date. The Borrower and Land Owner shall notify the Bank immediately upon the occurrence of any event which will disqualify the Land Owner from receiving the SBA 504 Loan, or upon the occurrence of any circumstance which will likely cause the Land Owner to be disqualified from receiving the SBA 504 Loan.

     Section 5.31. Control of Land Owner. Borrower shall (a) maintain Land Owner as a single member limited liability company wholly owned and controlled by it;
(b) cause the Land Owner to take all actions and execute all instruments necessary to attain completion of construction by the Completion Date; and (c)
cause the Land Owner to distribute to Borrower the net proceeds of the SBA 504
Loan for immediate prepayment of the Loan owing to the Bank.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

     The Borrower covenants and agrees during the term of the Loan not to do or to permit to be done or to occur, or if applicable to the Land Owner, to cause the Land Owner not to do or permit to be done or to occur, any of the following acts or occurrences:

     Section 6.1. Transfer or Further Encumbrances. Without the prior written consent of the Bank, the Land Owner may not transfer or convey all or any portion of any interest in the Land, the Improvements, the Personalty or any
other property securing its Guaranty of the Loan to any Person, other than leases for the occupancy of space in the Improvements which have been approved by the Bank, and which are subordinate and subject to the Deed of Trust and security interest of the Bank in the Secured Property, without the prior written consent of the Bank, or permit any senior lien or encumbrance or junior lien or encumbrance to be placed against the Real Property or the Personalty, except for a deed of trust lien to be granted by the Land Owner to secure the SBA 504 Loan.

     Section 6.2. Purchase Money Security Interests. The Borrower and the Land
Owner may not acquire any Personalty for use in connection with the Improvements or for incorporation into or affixation to the Improvements or the Real Property by way of conditional bill of sale, chattel mortgage, or other security instrument which would constitute a security interest or lien on such
Personalty.

     Section 6.3. Discontinuance of Work. The Borrower and the Land Owner may
not discontinue work on the Project for more than twenty (20) days unless the discontinuance is occasioned by fire, wind, storm, strike, unavailability of materials, Acts of God, or other causes not within the control of Borrower or the Land Owner.

     Section 6.4. Additional Borrowings. The Borrower may not make any further or additional borrowings with respect to the Project, whether or not such borrowings are secured by property constituting security for the Loan, except for the SBA 504 Loan and any other borrowing approved by the Bank in writing.

     Section 6.5. Use of Loan Proceeds Other Than for Project. The Borrower may
not use any portion of the Loan Proceeds in connection with any project other than the Project.

     Section 6.6. Sale or Transfer of Assets. Except for sales of inventory in the ordinary course of business and dispositions of obsolete items of equipment, the Borrower shall not sell, transfer, lease or otherwise dispose of all or any material part of the Borrower's assets except that the Borrower may transfer or sell Personalty where appropriate replacements, free of superior title, liens, security interest or claims, and of a value at least equal to the value of the
Personalty removed, are immediately made.

     Section 6.7. Title to the Real Property; Liens. The Land Owner has as of
the date hereof, and shall maintain at all times, good and marketable title to the Secured Property, free and clear of any and all liens, charges, restrictions, encumbrances, security interests and adverse claims whatsoever, except those which: (a) are set forth in the title insurance policy issued in favor of, and approved by, the Bank with respect to the Real Property; (b) are set forth in the financing statement certification furnished to, and approved by, the Bank upon the date hereof; (c) are expressly permitted by the provisions of this Agreement; or (d) are consented to in writing by the Bank.

     Section 6.8. Guaranties. The Borrower shall not become liable, directly or indirectly, as a guarantor or otherwise for any obligation for any other Person, without prior written notice to the Bank.

     Section 6.9. False Certificates or Documents. The Borrower will not furnish to the Bank any certificate or other document that will contain any untrue statement of material fact or that will omit to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

                                   ARTICLE VII
                  CONDITIONS PRECEDENT TO THE BANK'S OBLIGATION
                              TO MAKE DISBURSEMENTS

     As conditions precedent to the Bank's obligation to make any disbursements of Loan Proceeds under this Agreement, the following conditions shall occur or be satisfied:

     Section 7.1. Representations and Warranties. All representations and warranties of the Borrower as set forth in Article IV of this Agreement shall be true and correct in all respects.

     Section 7.2. Covenants. All affirmative covenants and negative covenants of the Borrower as set forth in Article V and Article VI of this Agreement, respectively, shall have been fully and completely performed and/or observed.

     Section 7.3. The Loan Documents. The Loan Documents shall have been duly executed, acknowledged (where required), delivered and recorded (where required).

     Section 7.4. No Event of Default. No Event of Default shall have occurred or be continuing, and no event shall have occurred or be continuing that, with the giving of notice or passage of time, or both, would constitute an Event of
Default.

     Section 7.5. No Adverse Change. No material adverse change shall have occurred in the financial condition of the Borrower.

     Section 7.6. Legal Matters. As of the date of this Agreement, all legal matters incidental to the making of the Loan shall be satisfactory to the Bank's counsel.

     Section 7.7. Commitment Fee. The Borrower shall have paid to the Bank the commitment fee required to be paid in connection with the Loan as provided herein.

     Section 7.8. Payment of Costs. All costs, expenses, charges and fees which are to be paid by the Borrower in connection with the making of the Loan shall have been paid.

     Section 7.9. Matters of Title. The Borrower shall have satisfied the title examination and title insurance requirements set forth in Section 5.3.5.

     Section 7.10. Survey. The Bank shall have been provided with, and its counsel and the title company or attorney shall have approved, a survey of the
Real Property showing the lot lines, setback lines, location of any existing improvements on the Land, as well as all easements and rights of way, or any encroachments on or from, the Land, and the legal description of the Land.

     Section 7.11. [Omitted].

     Section 7.12. Zoning. The Bank shall be supplied, prior to Closing, with evidence satisfactory to the Bank that the use of the Improvements upon
Completion will comply in all respects with the zoning ordinances of the Local
Jurisdiction.

     Section 7.13. [Omitted].

     Section 7.14. Clean Water Act. The Borrower shall provide the Bank with copies of all permits as required pursuant to Section 404 of the Clean Water Act of 1977, as amended, during the term of construction or thereafter, or upon written request of the Bank, evidence reasonably satisfactory to the Bank that no permits are required.

     Section 7.15. Environmental Report. The Borrower shall provide the Bank prior to or at Closing with a limited Phase II environmental study of the Land and Improvements satisfactory to the Bank

     Section 7.16. Other Construction Reports. The Borrower shall provide the
Bank with such other reports, studies, analyses and information relating to the
Land, the renovation and construction of the Improvements or the uses of the
Secured Property as the Bank may from time to time reasonably request.

                                  ARTICLE VIII
                CONDITIONS PRECEDENT TO INDIVIDUAL DISBURSEMENTS

     Prior to and as conditions precedent to the making of individual disbursements of Construction Loan proceeds by the Bank, the following events or requirements applicable to each disbursement shall occur or be satisfied as follows:

     Section 8.1. Satisfaction of Conditions Precedent; Accuracy of
Representations and Warranties; Performance of and Compliance with Covenants;
Non-Existence of Event of Default. All conditions precedent to the Bank's obligations under this Agreement as particularized in Article VII of this
Agreement shall have been satisfied and all representations and warranties made in Article IV of this Agreement shall be true and correct as of the date of the disbursement. The Borrower shall have performed and complied with, to the fullest extent possible at that point in time and to the satisfaction of the
Bank all affirmative covenants contained in Article V of this Agreement and shall not have violated or breached any of the negative covenants contained in
Article VI of this Agreement. The Borrower shall not have committed or permitted to occur any event or condition constituting an Event of Default or which with the passage of time, the giving of notice, or both, would constitute an Event of
Default under this Agreement or a default under any other Loan Documents.

     Section 8.2. Bring to Date. The Bank may require that title to the Land be brought to date prior to a disbursement, at the sole expense of the Borrower, to determine that fee simple title to the Land still vests in the Borrower and that no liens or encumbrances or petitions or applications for mechanics' or materialmen's liens have been filed against the Land, and the Bank's title insurance policy shall have been endorsed to the date of the disbursement without exception as to any such liens, excepting any such lien which is insured against under the title insurance policy issued to the Bank with respect to the
Land. The Bank, in the Bank's sole and absolute discretion and at the Borrower's sole expense, may have a continuation search of the financing statement records performed to verify that no security interests have been created or perfected with respect to any of the Personalty constituting security for the Loans.

     Section 8.3. Foundation Survey. If as a result of the renovation and construction, the "foot print" of the Improvements now situated on the Land and depicted in the survey required under Section 7.10 changes substantially, the
Bank may request a location survey of the Real Property prepared by a licensed surveyor satisfactory to the Bank which locates all foundations and/or footers for the Improvements and which survey certifies that all foundations and/or footers are so placed that the Improvements will be located within the lot lines of the Land and will be located in compliance with all restrictions and ordinances relating to building setback and location of structures.

     Section 8.4. Written Requisition. The Bank shall have received from the
Borrower a written requisition for the disbursement being requested on a form which complies with the requirements of this Agreement, properly completed and executed, indicating the Borrower's entitlement to the amount of the disbursement requested.

     Section 8.5. Approval of the Bank's Inspector. The Bank shall have received the approval of the Bank's Inspector certifying: (a) the Borrower's entitlement to the disbursement requested; (b) that the Improvements can attain Completion by the Completion Date and for no more than the amount of undisbursed Loan
Proceeds; and (c) that the work which has attained Completion has been performed in substantial accordance with the Plans and Specifications and in a workmanlike manner without material defect or fault.

     Section 8.6. No Casualty Damage to Improvements. The Improvements shall not have been materially injured or damaged by fire or other casualty, except as permitted by Section 5.3. hereof.

     Section 8.7. Disbursement of Retainage. Prior to any disbursement of the
Retainage, the Bank shall receive, in addition to all other required items applicable to a disbursement hereunder: (a) either (i) evidence of the issuance of a use or occupancy certificate from the Local Jurisdiction, or (ii) a certification in writing, on a form supplied or approved by the Bank, by the
Borrower and the Borrower's architect as to the Completion of all work to be performed by the contractor or subcontractor which is to receive the disbursement of the Retainage, or that the Project has attained Completion, as the case may be; (b) a certification by the Bank's Inspector of the Completion of all work to be performed by the contractor or subcontractor which is to receive a disbursement of the Retainage; and (c) all lien waivers or releases of any mechanic's lien with respect to all prior disbursements made to the contractor or subcontractor which is to receive a disbursement of the Retainage, and for the disbursement of any Retainage.

     Section 8.8. The Final Disbursement. Before the final disbursement of Loan
Proceeds is made, the Borrower shall supply: (a) a certificate of Completion of the Project in its entirety either on: (i) A.I.A. Form G704, or (ii) a form supplied and approved by the Bank, on which the Borrower and the Borrower's architect or engineer shall certify the Completion of the Project and satisfactory evidence of the issuance of a use or occupancy certificate from the
Local Jurisdiction; (b) an affidavit supplied by the Borrower listing the names of all mechanics or materialmen who have supplied labor or materials, copies of all releases previously executed by each mechanic or materialmen listed in the affidavit and, if not previously supplied, a release, in form approved by the
Bank, from each mechanic or materialman listed in the affidavit of such mechanics' or materialman's right to file a mechanics' or materialman's lien with respect to the Project; (c) if requested by the Bank, an updated "As Built"
survey showing the final location of the Improvements on the Land only if the
"foot print" of the Improvements has occurred as a result of the renovations and construction; (d) a satisfactory final inspection report from the Bank's
Inspector; (e) an endorsement to the title insurance policy insuring title to the Real Property as of the date of the final disbursement of Loan Proceeds without survey exception or any other exception arising between the date of issuance of the title insurance policy and the date of the endorsement without any liens, encumbrances or exceptions, excepting those exceptions set forth in the title insurance binder approved by the Bank at the Closing of the Loan and those exceptions subsequently approved by the Bank; (f) a temporary occupancy, use or similar certificate or permit issued by the state or local agency charged by law with the duty of inspecting commercial construction and approving and certifying the same as ready for occupancy or use; and (g) satisfactory evidence of fire and extended insurance coverage on all Improvements.

                                   ARTICLE IX
                                EVENTS OF DEFAULT

     The following events, if not cured or discharged within any applicable grace or cure period, shall constitute Events of Default, which Events of
Default shall constitute a default by the Borrower under this Agreement and shall entitle the Bank, at its election, to exercise the Bank's rights and remedies under Article X hereof:

     Section 9.1. Failure to Pay. The failure by the Borrower to pay any sum of money owed to the Bank in connection with the Loan, whether principal, interest, penalty, fee, charge, advancement or assessment, as provided in the Promissory
Note, the Deed of Trust, this Agreement or any other Loan Document, within ten
(10) days of its due date.

     Section 9.2. Failure of Warranty or Representation to be True. The failure of any representation or warranty provided in Article IV hereof to be true and accurate in all material respects on the date hereof and to continue to be true and accurate as of the date of any disbursement requisitioned under this
Agreement.

     Section 9.3. Failure to Perform Affirmative Covenants. The failure by the
Borrower or the Land Owner to perform the affirmative covenants provided in
Article V of this Agreement, other than those hereafter specifically described as Events of Default.

     Section 9.4. Violation of Negative Covenants. A violation by the Borrower or the Land Owner of any of the negative covenants provided in Article VI of this Agreement, other than those thereafter specifically described as Events of
Default.

     Section 9.5. Default Under Loan Documents. A default under any of the terms, covenants, and conditions set forth in any other Loan Document, subject to any applicable cure period, if any.

     Section 9.6. Insurance. The failure by the Borrower or the Land Owner to obtain or to thereafter maintain any insurance coverage required under this
Agreement or any other Loan Document.

     Section 9.7. Delays in Construction. The discontinuance of the construction of the Improvements for a period of twenty (20) days without the written permission of the Bank, other than by reason of fire, wind, flood, storm, strike, unavailability of materials, Acts of God or other cause not within the control of the Borrower.

     Section 9.8. Revocation of Permits or Approvals or Issuance of Stop Work
Order. The revocation or refusal to issue, by any federal, state or local government or agency with jurisdiction over the construction or use of the
Improvements, of a required permit or approval or the issuance of a stop work order, if such revocation, refusal or order is not rescinded or otherwise cured or discharged within a period of twenty (20) days following written notice from the Bank to the Borrower.

     Section 9.9. Additional Borrowing. The making by the Borrower of any additional borrowings, whether secured or unsecured, from any third party for purposes of the Project which have not been approved in writing by the Bank, except as provided in Section 6.4.

     Section 9.10. Use of Loan Proceeds. The use of the Loan Proceeds for any
purpose other than for the Project.

     Section 9.11. Contracts with Contractors. The termination of any contract with the contractor or any Major Subcontractor, except in accordance with the terms of such contract, for the construction of the Improvements without the prior written consent of the Bank, or any default under any contract with the contractor or any Major Subcontractor for the construction of the Improvements.

     Section 9.12. Failure to Complete Project by Completion Date. The failure of any of the Improvements to attain Completion on or before the Completion Date as set forth in this Agreement, including any extensions other than by reason of fire, wind, flood, storm, strike, unavailability of materials, Acts of God or other cause not within the control of the Borrower.

     Section 9.13. Failure to Satisfy Conditions Precedent to Disbursements. The
failure by the Borrower to satisfy any condition precedent to the Borrower's right to the receipt of a disbursement hereunder for a period in excess of twenty (20) days, unless waived or extended by the Bank.

     Section 9.14. Mechanics' Liens or Judgments. The filing of any application or petition for a mechanics' or materialmens' lien for the performance of work or the supplying of materials against the Real Property, if not discharged, satisfied or bonded or similarly provided for within a period of twenty (20)
days, or the entry of a judgment against the Borrower or the Land Owner which becomes a lien on the Real Property, if the same remains unsatisfied or unbonded at the time of any request for a disbursement or for a period of thirty (30)
days after the date of filing or entry thereof. The Bank shall have no obligation to disburse or continue to disburse any funds hereunder during any period in which any such application, petition or judgment remains undischarged, unsatisfied or unbonded.

     Section 9.15. Failure to Assure Amounts Required to Complete Project. The
failure of the Borrower to provide the Bank within ten (10) days of written notice with satisfactory assurances of financial ability to satisfy the amount by which the Estimated Remaining Cost of Construction exceeds the undisbursed amount of the Loan, less any Retainage.

     Section 9.16. Involuntary Bankruptcy. The entry of a decree or order for relief by a court having jurisdiction against or with respect to the Borrower or any Guarantor in an involuntary case under the federal bankruptcy laws or any state insolvency or similar laws ordering the liquidation of the Borrower or any
Guarantor or a reorganization of the Borrower or any Guarantor or the Borrower's
or any Guarantor's business and affairs, or the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for the Borrower or any Guarantor or any of the Borrower's or a Guarantor's property including, but not limited to, the Real Property, which decree or order is not discharged or which receivership remains unstayed and in effect for a period of thirty (30)
days or more. The Bank shall have no obligation to disburse or continue to disburse any funds hereunder during any period in which any such decree, order or receivership remains in effect.

     Section 9.17. Voluntary Bankruptcy. The commencement by the Borrower or any
Guarantor of a voluntary case under the federal bankruptcy laws or any state insolvency or similar laws or the consent by the Borrower or any Guarantor to the appointment for taking possession by a receiver, liquidator, assignee, custodian, trustee, or similar official for the Borrower or any Guarantor or any of the Borrower's or a Guarantor's property including, but not limited to, the
Real Property, or the making by Borrower or any Guarantor of any assignment for the benefit of creditors or the failure by Borrower or any Guarantor generally to pay its debts (whether as to the amount or number) as they become due.

     Section 9.18. Material Adverse Change. The occurrence of a material adverse change in the financial condition or otherwise of the Borrower.

     Section 9.19. SBA 504 Loan. The failure of the Borrower to have the SBA 504
Loan closed and funded within ninety (90) days of the Completion Date.

                                    ARTICLE X
                      RIGHTS ON THE HAPPENING OF A DEFAULT

     In addition to all other rights and remedies provided by law or the Loan
Documents, the Bank, upon the occurrence of any Event of Default, may:

     Section 10.1. The Bank's Specific Rights and Remedies. The Bank may elect to pursue any combination or all of the following remedies and thus may:

          (a) Accelerate and call due the unpaid disbursed principal balance of the Loan, and all accrued interest and other sums due as of the date of default;

          (b) Refuse to disburse any additional sums hereunder without an acceleration of the unpaid disbursed balance of the Loan;

          (c) Impose the default rate of interest provided in the Promissory
     Note, with or without acceleration of the Promissory Note;

          (d) File suit against the Borrower or any Guarantor on the Promissory
     Note, the Guaranties or any other Loan Document;

          (e) Foreclose the lien and security interest of the Deed of Trust;

          (f) Enforce other rights of the Bank under the Deed of Trust;

          (g) Exercise any rights of a secured creditor under the applicable
     Uniform Commercial Code, as amended, including the right to take possession of the Personalty without the use of judicial process and the right to require the Borrower or the Land Owner to assemble the Personalty at the
     Real Property or such other place as the Bank may specify; or

          (h) Set off any amounts in any account or certificate with the Bank in the name of the Borrower or in which the Borrower has an interest.

     Section 10.2. Right to Complete Project; Power of Attorney. The Bank shall have the right, but not the obligation, to take possession of the Secured
Property and to dispossess the Land Owner and the Borrower therefrom and, upon obtaining possession, to perform or cause to be performed any and all work or labor and to purchase and acquire all additional Personalty necessary for
Completion of the Project in substantial accordance with the Plans and
Specifications, as the same may be amended by the Bank. Upon taking possession, the Bank may employ watchmen to protect and secure the Real Property and the
Personalty. Any and all sums expended by the Bank for Completion of the Project, whether or not such sums are Loan Proceeds or advancements in addition to Loan
Proceeds, shall be considered to have been disbursed to the Borrower and shall be the unconditional obligation of the Borrower fully secured by the Deed of
Trust and all other security instruments or rights to collateral, including the
Guaranties and subject to the repayment provisions of the Promissory Note and all other Loan Documents, even if in an amount greater than the amount of the
Loan. For these purposes, after the occurrence and during the continuance of any
Event of Default, the Borrower hereby constitutes and appoints the Bank as the
Borrower's true and lawful attorney in fact, with full power of substitution, to effect Completion of the Project in the name of the Borrower and the Borrower hereby grants to the Bank all powers necessary, convenient and proper to accomplish the Completion of the Project. The Borrower authorizes all persons to deal with and rely on the Bank's power and authority pursuant to this power of attorney and waives any requirement for persons dealing with the Bank pursuant to this power of attorney to inquire as to the Bank's power and authority or the application of funds received by the Bank. The Borrower acknowledges and agrees that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked.

     Section 10.3. Bonds. The Bank may require, in the Bank's reasonable discretion, that the Borrower then obtain and maintain such performance, payment, completion, labor, material, lien or other bond or bonds, with such bonding company or companies and in such forms and amounts, as may be satisfactory to the Bank and at the sole cost of Borrower.

     Section 10.4. Use of Loan Proceeds to Cure Defaults. The Bank may apply
Loan Proceeds due hereunder to the satisfaction of the terms and conditions of this Agreement and may disburse Loan Proceeds for the payment of interest due or to cure any default hereunder or under any Loan Document.

     Section 10.5. Referral to Counsel. The Bank may refer any matter relating to an Event of Default to counsel selected by the Bank and the Borrower shall pay all reasonable fees and expenses which the Bank may incur as a result or in consequence of the happening of any Event of Default, even if the Event of
Default is cured and the Loan is placed in good standing.

     Section 10.6. Remedies Cumulative. The rights and remedies provided in this
Agreement, in the Loan Documents or under applicable law shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to or as an alternative of such right or remedy.

                                   ARTICLE XI
                          GENERAL CONDITIONS AND TERMS

     Section 11.1. Loan Costs. The Loan shall be made at no cost to the Bank and all reasonable fees, including without limitation the Bank's counsel fees, title insurance premiums, insurance premiums, recordation costs, costs of surveys, cost of transfer taxes and documentary stamps, photocopying expenses, appraisals, the fees of architects, professional engineers and the Bank's
Inspector, travel expenses for the Bank's Inspector, and all other expenses shall be paid by the Borrower such that the Loan shall be cost free to the Bank.

     Section 11.2. No Warranties. Neither the approval by the Bank of the Plans and Specifications nor any subsequent inspections or approvals of the Project during the construction thereof shall constitute a warranty or representation by the Bank or any of the Bank's agents, representatives, or inspectors, as to the technical sufficiency or adequacy or safety of the Improvements or any of the component parts thereof including, without limitation, fixtures, equipment, materials, supplies, or furnishings, nor will any approvals or inspections constitute such a warranty or representation as to the subsoil conditions involved in the Project or any other physical condition or feature pertaining to the Project. All acts, including any failure to act, relating to the Project, by any agent, representative or designee of the Bank are performed solely for the benefit of the Bank and not for the Borrower's benefit or for the benefit of any other person including, without limitation, purchasers, tenants or other occupants. Any advances of funds by the Bank shall not constitute a representation or warranty by the Bank that the Improvements have been constructed in substantial accordance with the Plans and Specifications or as to the adequacy or quality of workmanship, or that the Improvements are being or have been constructed in accordance with federal, state, and local laws and regulations.

     Section 11.3. Notices. Any notice required or permitted by or in connection with this Agreement (but without implying any obligation to give any notice)
shall be in writing and made by hand delivery, by overnight courier service for next business day delivery or by certified mail, return receipt requested, postage prepaid, addressed to the Bank or the Borrower at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the Bank or the Borrower, and shall be considered given as of the date of hand delivery, as of the date specified for delivery if by overnight courier service, or as of receipt if sent by mail, as the case may be:

                  If to the Bank:

                           BAY NATIONAL BANK
                           2328 West Joppa Road
                           Lutherville, Maryland 21093
                           Attention:   Warren F. Boutilier
                                        Senior Vice President

                  If to the Borrower:

                           HEMAGEN DIAGNOSTICS, INC.
                           9033 Red Branch Road
                           Columbia, Maryland  21045
                           Attention:   William P. Hales
                                        President and CEO

In the case of any notice to be delivered to Borrower, Reagents or the Land
Owner, the Bank shall endeavor to simultaneously give a copy of such notice to
Levin & Gann, Attn: Sidney Weiman, Esquire, Nottingham Centre, 502 Washington
Avenue, 8th Floor, Towson, Maryland 21204, provided, however, Bank shall bear no liability or responsibility for any failure to so provide a copy, and any notice delivered, mailed or sent by overnight courier as above provided shall be deemed effective for all purposes.

     Section 11.4. Waivers. The Bank may at any time or from time to time waive all or any rights under this Agreement or any other Loan Document, but any waiver or indulgence by the Bank at any time and from time to time shall not constitute, unless specifically so expressed by the Bank in writing, a future waiver of performance or exact performance by the Borrower.

     Section 11.5. No Third Party Beneficiary Rights. No person not a party to this Agreement shall have any benefit hereunder nor have third party beneficiary rights as a result of this Agreement or any other Loan Documents, nor shall any party be entitled to rely on any actions or inactions of the Bank or the Bank's agents, all of which are done for the sole benefit of the Bank.

     Section 11.6. Continuing Obligation of Borrower. The terms, conditions, and covenants set forth herein and in the Loan Documents shall survive closing and shall constitute a continuing obligation of the Borrower during the course of the Loan.

     Section 11.7. Binding Obligation. This Agreement shall be binding upon and inure to the benefit of the Borrower, and its successors and permitted assigns, and the Bank, its successors and assigns.

     Section 11.8. Final Agreement. This Agreement and the Loan Documents
contain the final and entire agreement and understanding of the parties, and any terms and conditions not set forth in this Agreement or the Loan Documents are not a part of this Agreement and understanding of the parties hereof. This
Agreement may be amended or altered only in writing signed by the party to be bound by the change or alteration.

     Section 11.9. Photocopies Sufficient. A xerox, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement.

     Section 11.10. Time. Time is of the essence of this Agreement.

     Section 11.11. Choice of Law. This Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Maryland, exclusive of
Maryland's conflict of laws rules.

     Section 11.12. Assignability. This Agreement may be assigned by the Bank or its successors and assigns at any time or from time to time; this Agreement may not be assigned by the Borrower.

     Section 11.13. Invalidity of Any Part. If any provision or part of any provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

     Section 11.14. Number, Gender, and Captions. As used herein, the singular shall include the plural and the plural shall include the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this Agreement.

     Section 11.15. USA Patriot Act. The Bank may from time to time request such information from the Borrower to obtain, verify and record information that identifies the Borrower as required by the USA Patriot Act, 31 U.S.C. Section
5318 or any like or similar law, rule or regulation binding on national banks.

     IN WITNESS WHEREOF, the Bank and the Borrower have executed this Agreement under seal as of this ____ day of June, 2005 with the specific intention that this Agreement constitutes an instrument under seal.

WITNESS/ATTEST:                     THE BANK:

                                    BAY NATIONAL BANK

______________________              By:________________________(SEAL)
                                       Warren F. Boutilier
                                       Senior Vice President

                                    THE BORROWER:

                                    HEMAGEN DIAGNOSTICS, INC.

__________________________          By:_________________________(SEAL)
                                       William P. Hales
                                       President and CEO

                                 ACKNOWLEDGMENT

STATE OF _________, OF ____________, TO WIT:

     I HEREBY CERTIFY, THAT ON THIS ____ day of June, 2005, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared Warren
F. Boutilier, who acknowledged himself to be the Senior Vice President of Bay
National Bank, a national banking association, known to me, or satisfactorily proven to be, the person whose name is subscribed to the within instrument, and who acknowledged that he, being authorized to do so, executed the same for the purposes therein contained by signing the name of Bay National Bank by himself as Senior Vice President.

     IN WITNESS MY hand and Notarial Seal.

                                                     NOTARY PUBLIC
My Commission Expires:
______________________

STATE OF __________________, ____________ OF ____________, TO WIT:

     I HEREBY CERTIFY, THAT ON THIS ____ day of June, 2005, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared William
P. Hales, who acknowledged himself to be the President and CEO of Hemagen
Diagnostics, Inc., a Delaware corporation, known to me, or satisfactorily proven to be, the person whose name is subscribed to the within instrument, and who acknowledged that he, being authorized to do so, executed the same for the purposes therein contained by signing the name of Hemagen Diagnostics, Inc. by himself as President and CEO.

     IN WITNESS MY hand and Notarial Seal.

                                       NOTARY PUBLIC
My Commission Expires:
______________________

Baltimore, Maryland                                                   $1,935,000
June 24, 2005

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, HEMAGEN DIAGNOSTICS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of BAY NATIONAL BANK, a national banking association (the "Bank"), at the Bank's offices at 2328 W.
Joppa Road, Lutherville, Maryland 21093, or at such other place as the holder of this Promissory Note may from time to time designate, the principal sum of One
Million Nine Hundred Thirty-Five Thousand Dollars ($1,935,000), or so much of the principal sum as may have been advanced by the Bank, and borrowed by the
Borrower, and which remains outstanding and unpaid pursuant to the terms and conditions of this Promissory Note, a Construction Loan Agreement of even date
(the "Loan Agreement"), and certain other documents and agreements, previously, now or hereafter executed in connection therewith or referred to therein
(collectively, the "Loan Documents"), together with interest thereon at the rate hereafter specified and any and all other sums which may be owing to the holder of this Promissory Note by the Borrower, on the day which is the tenth (10th)
anniversary of the Conversion Date (as defined below), which shall be the final and absolute due date of this Promissory Note (the "Maturity Date"), subject to acceleration as herein provided. The following terms shall apply to this
Promissory Note.

     1. Advance for Acquisition. The Bank shall advance the principal sum of Six
Hundred Forty-Five Thousand Dollars ($645,000) for the acquisition by the
Borrower or Hemagen Properties, LLC, a Maryland limited liability company which is a wholly-owned, single member subsidiary (the "Land Owner"), of fee simple title to the parcel of real property commonly known as 330 N. Warwick Avenue,
Baltimore City, Maryland 21223 (the "Real Property").

     2. Advances for Construction. So long as no Event of Default (as hereafter defined) has occurred and is continuing, and so long as all other conditions to lending set forth herein and in the Loan Agreement have been satisfied, the
Borrower may request advances of principal from time to time as provided in the
Loan Agreement. Requests for advances may be made at any time from and after the date hereof and prior to the earlier of (a) the last day of the month in which completion of the construction or renovations to the improvements on the Real
Property has been attained, or (b) June 30, 2006 (the "Completion Date"), unless such date is extended by mutual agreement of the Borrower and the Bank, from and after which date no further advances will be made.

     3. Repayment. The Borrower shall repay this Promissory Note in consecutive monthly installments commencing on the first day of August, 2005, and continuing on the same day of each month thereafter through and including the Maturity
Date. For the period from the date hereof through and including the last day of the fourth month following the month in which the Completion Date occurs, or the last day of the month in which the SBA 504 Loan is closed and funded, if earlier
(the "Interest Only Ending Date"), monthly installment payments shall consist of payments of interest only on the principal amount disbursed and which remains outstanding and unpaid. Commencing on the first day of the month immediately following the Interest Only Ending Date (the "Conversion Date"), and on the same day of each month thereafter until the Maturity Date, all outstanding principal plus accrued interest shall be paid in one hundred twenty (120) consecutive monthly installments. The monthly principal installment shall be in an amount sufficient to fully amortize the outstanding principal balance in two hundred forty (240) consecutive equal (or substantially equal) monthly installments, with accrued interest payable with each such principal installment. The final monthly installment shall be in an amount equal to the entire outstanding and unpaid principal balance, together with accrued interest thereon to the date of payment, and any and all other late fees or sums due and owing under this
Promissory Note, which shall be immediately due and payable, provided, however, upon the occurrence of an Event of Default, and subject to any applicable grace or cure period, the entire outstanding and unpaid principal balance, together with accrued interest thereon to the date of payment, and any and all other sums due and owing under this Promissory Note, shall be immediately due and payable at the option of the Bank.

     4. Interest.

     (a) The Borrower shall pay interest monthly in arrears. As used herein, the terms set forth below shall have the following meanings.

          (i) Fixed Rate Margin. The term "Fixed Rate Margin" shall mean three and three-quarters (3.75) percentage points.

          (ii) FHLBA Rate. The term "FHLBA Rate" shall mean the rate set forth on the "Daily Rate Sheet" published by the Federal Home Loan Bank of
     Atlanta and as posted on the website of the Federal Home Loan Bank of
     Atlanta or otherwise made available to the Bank. The FHLBA Rate shall be determined on and as of the second business day immediately preceding the
     Conversion Date and the Interest Reset Date, respectively, and shall be based on the five (5) year rate index and for the dollar amount described in this Note. In the event that the FHLBA Rate ceases to be available, the
     Bank shall have the right, in its sole discretion, to select a comparable index which shall be substituted for the FHLBA Rate, and the Bank shall notify the Borrower of such selection.

          (iii) Interest Reset Date. The term "Interest Reset Date" shall mean the day on which is the fifth (5th) anniversary of the Conversion Date.

          (iv) Prime Rate. The term "Prime Rate" shall mean the prime rate (or the highest of such prime rate if there is a range of such rates) as published from time to time in the Money Rates column of The Wall Street
     Journal (the "Index"). If the Index shall remain unpublished for more than thirty (30) days or shall cease to exist, then the Bank shall have the right, in its sole discretion, to select a comparable rate of interest and shall notify the Borrower of such selection.

          (v) Prime Rate Margin. The term "Prime Rate Margin" shall mean two (2)
     percentage points.

     (b) For the period from the date hereof through the month immediately preceding the Conversion Date, interest shall accrue at the Prime Rate plus the
Prime Rate Margin. The applicable rate of interest shall change immediately and automatically with any change in the Prime Rate.

     (c) (i) For the period from the Conversion Date until the day immediately preceding the Interest Reset Date, interest shall accrue at the FHLBA Rate plus the Fixed Rate Margin.

          (ii) For the period from the Interest Reset Date until the Maturity
     Date, interest shall accrue at the adjusted or reset FHLBA Rate plus the
     Fixed Rate Margin.

     (d) Interest shall be calculated on the basis of a three hundred sixty
(360) days per year factor applied to the actual days on which there exists an outstanding and unpaid principal balance.

     5. Application of Payments. All payments made hereunder shall be applied first to late penalties, prepayment penalties or other sums owing the holder, next to accrued interest, and then to principal, or, during any default by the
Borrower, in such other order or proportion as the holder of this Promissory
Note, in its discretion, may determine.

     6. Prepayment. The Borrower may prepay this Promissory Note in whole or in part at any time or from time to time, without penalty or premium, prior to the
Conversion Date. Thereafter, if all or any portion of the outstanding principal amount is paid prior to its originally scheduled maturity date, the Borrower shall pay a prepayment fee to the Bank equal to three percent (3%) of the amount prepaid if the prepayment occurs prior to the first anniversary of the
Conversion Date, two percent (2%) of the amount prepaid if the prepayment occurs after the first anniversary but before the second anniversary of the Conversion
Date, and one percent (1%) of the amount prepaid if the prepayment occurs after the second anniversary but before the third anniversary of the Conversion Date.
Notwithstanding the foregoing, any prepayment fee shall be waived if the
Borrower refinances the unpaid principal balance and accrued interest evidenced by this Promissory Note after giving the Bank an opportunity to refinance such indebtedness on the same terms as the refinancing lender. The prepayment fee shall be due and payable in connection with all such payments, from whatever source, including, but not limited to, payments made at the voluntary election of the Borrower or any guarantor, payments made as a result of acceleration or payments made as a result of casualty to or the condemnation or sale of any collateral securing the Loan. Any partial prepayment shall be applied to installments of principal coming due in the inverse order of maturity and shall not postpone the due dates of, or reduce the amounts of, any scheduled installment payments due following the prepayment.

     7. Late Payment Penalty. Should any payment of interest, principal, or principal and interest, or any other sum due hereunder be received by the holder of this Promissory Note more than five (5) days after its due date, the Borrower shall pay a late payment penalty equal to five percent (5%) of the amount then due.

     8. Acceleration Upon Default. The occurrence of any one or more of the following events (each an "Event Default") shall constitute a default under this
Promissory Note: (a) failure of the Borrower to pay as due any principal, interest, principal and interest, or any other fees or charges due hereunder within ten (10) days of its due date; (b) failure of the Borrower or any guarantor to perform, observe or comply with any of the terms, conditions or covenants set forth herein, in the Loan Agreement, or any of the Loan Documents, or the occurrence of a default under any of the foregoing, subject to any grace or cure period provided in the Loan Agreement or Loan Documents, if any; (c) if
any representation or warranty of the Borrower or any guarantor hereunder, or contained in the Loan Agreement or any Loan Document, or made in connection with the loan evidenced hereby shall prove to be false or incorrect in any material respect on the date as of which made, subject to any grace or cure period provided in the Loan Agreement or Loan Documents, if any; (d) the failure of the
Borrower or any guarantor to generally pay their material debts as they become due; (e) the filing of any petition for relief under the Bankruptcy Code or any similar federal or state statute by or against the Borrower or any guarantor
(except if an involuntary bankruptcy petition is filed, the Borrower shall have
30 days to have the petition dismissed); (f) an application or petition for the appointment of a receiver or custodian for, the making of a general assignment for the benefit of creditors by, or the insolvency of, the Borrower or any guarantor; (g) if the Land Owner is unable as of the Conversion Date, for any reason, to close on the U.S. Small Business Administration 504 debenture loan
(the "SBA 504 Loan" which is more fully described in the Loan Agreement) and receipt by the Bank of at least forty percent (40%) of the Project Costs (as such term is defined in the Loan Agreement); or (h) a material adverse change in the financial condition or business operations of the Borrower or any guarantor as determined by the Bank. Upon the occurrence of an Event of Default hereunder, the holder may, in the holder's sole and absolute discretion, declare the entire unpaid balance of principal plus accrued interest and any other sums due hereunder immediately due and payable.

     9. Default Interest Rate. Upon the occurrence of any Event of Default, under this Promissory Note, the Loan Agreement or any other Loan Document between the Bank and the Borrower, the holder may without notice or demand, and for the period the Event of Default remains uncured, increase the rate of interest accruing on the outstanding and unpaid principal balance by two (2)
percentage points above the rate of interest otherwise applicable, independent of whether the holder of this Promissory Note elects to accelerate the maturity of the obligation evidenced by this Promissory Note.

     10. Confession of Judgment. Upon the occurrence of an Event of Default in the payment of any amount due under this Promissory Note, or upon the occurrence of any other Event of Default under this Promissory Note, the Loan Agreement or any other Loan Document between the Bank and the Borrower, which default is not cured or discharged within any applicable cure or grace period, the Borrower authorizes any attorney admitted to practice before any court of record in the
United States on behalf of the Borrower to confess judgment against the Borrower in the full amount due on this Promissory Note, plus attorneys' fees in an amount equal to fifteen percent (15%) of such amount. The Borrower expressly waives summons and other process, and does further consent to the immediate execution of such judgment, expressly waiving the benefit of any homestead or exemption laws. The Borrower consents to the jurisdiction of, and agrees that venue shall be proper in, the Circuit Court for Baltimore City, Maryland, and
the United States District Court for the District of Maryland if diversity of citizenship or other jurisdictional basis exists. The Borrower waives summons and the benefit of any and every statute, ordinance, or rule of court, which may be lawfully waived, conferring upon the Borrower any right or privilege of exemption, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against the
Borrower shall not be extinguished by any judgment entered pursuant thereto;
such authority and power may be executed on one or more occasions from time to time in the same or different jurisdictions, as often as the holder of this
Promissory Note shall deem necessary or advisable until all sums due under this
Promissory Note have been paid in full. Notwithstanding the amount of any such judgment, the bank agrees to obtain legal counsel who will charge the Bank for services on an hourly basis, at his or her customary hourly rate(s) and only for time expended and actual expenses incurred, and the Bank agrees not to enforce a judgment for legal fees against the Borrower in an amount in excess of the fees and expenses actually charged to the Bank for services rendered by, and for actual expenses incurred by, its counsel in connection with such confession of judgment and the collection of all amounts owed by the Borrower to the Bank.

     11. Interest Rate After Judgment. If judgment is entered against the
Borrower on this Promissory Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees, and costs)
shall bear interest at the highest rate authorized under this Promissory Note as of the date of entry of the judgment.

     12. Expenses of Collection. This Promissory Note may be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, and the Borrower shall pay all of the holder's costs, fees, and expenses, including reasonable attorneys' fees, resulting from such referral.

     13. Waiver of Protest. The Borrower, and all parties to this Promissory
Note, whether maker, endorser, or guarantor, waive demand, presentment, notice of dishonor and protest.

     14. Extensions of Maturity; Waiver. All parties to this Promissory Note, whether maker, endorser, or guarantor, agree that the Bank, at its option, exercisable in its sole and absolute discretion, may extend, waive, modify or grant indulgences with respect to any payment due hereunder, without releasing, discharging, or affecting the liability of any such party. Each right, power and remedy of the Bank as provided for in this Promissory Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy, and the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, powers or remedies. No failure or delay by the Bank to insist upon the strict performance of any term, condition, covenant or agreement of this Promissory Note, or to exercise any right, power or remedy upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Bank from exercising any such right, power or remedy at any later time or times unless in writing. If the Bank accepts any payment after its due date, it shall not constitute a waiver of the Bank's right to receive timely payment of all other amounts when due.

     15. Commercial Loan. The Borrower warrants that this Promissory Note is the result of a commercial loan transaction within the meaning of Sections 12-101(c)
and 12-103(e), Commercial Law Article, Annotated Code of Maryland, as amended.

     16. Security. The payment of the indebtedness evidenced by this Promissory
Note and performance of all obligations set forth in the Loan Agreement and Loan
Documents (a) is secured by a security interest and lien on the personal property assets of the Borrower; (b) is unconditionally guaranteed by its wholly-owned subsidiary, Reagents Applications, Inc., a Delaware corporation
("Reagents"); and (c) is unconditionally guaranteed by the Land Owner, which guaranty is secured by the real property and all improvements (the "Real
Property") described in an Indemnity Deed of Trust and Security Agreement and
Assignment of Leases and Rents of even date granted by the Land Owner to trustees for the benefit of the Bank, and all rents.

     17. Notices. Any notice or demand required or permitted by or in connection with this Promissory Note (but without implying any obligation to give any notice or demand) shall be in writing and made by hand delivery, by certified mail, return receipt requested, postage prepaid, or by overnight courier service for next business day delivery, addressed to the holder of this Promissory Note or the Borrower at the appropriate address set forth below, or to such other address as may be hereafter specified by written notice by the holder of this
Promissory Note or the Borrower, and as of the date of actual receipt if sent by mail, and as of the business day specified for delivery if by overnight courier service, as the case may be:

                           If to the Bank:

                           BAY NATIONAL BANK
                           2328 West Joppa Road
                           Lutherville, Maryland 21093
                           Attention:       Warren F. Boutilier
                                            Senior Vice President

                           If to the Borrower and/or Reagents and/or the Land Owner
                           before occupancy of the Real Property:

                           HEMAGEN DIAGNOSTICS, INC.
                           9033 Red Branch Road
                           Columbia, Maryland  21045
                           Attention:       William P. Hales
                                            President and CEO

                           If to the Borrower and/or Reagents and/or the Land Owner after occupancy of the Real Property:

                           HEMAGEN DIAGNOSTICS, INC.
                           330 N. Warwick Road
                           Baltimore, Maryland  21223
                           Attention:       William P. Hales
                                            President and CEO

In the case of any notice to be delivered to Borrower, Reagents or the Land
Owner, the Bank shall endeavor to simultaneously give a copy of such notice to
Levin & Gann, Attn: Sidney Weiman, Esquire, Nottingham Centre, 502 Washington
Avenue, 8th Floor, Towson, Maryland 21204, provided, however, Bank shall bear no liability or responsibility for any failure to so provide a copy, and any notice delivered, mailed or sent by overnight courier as above provided shall be deemed effective for all purposes.

     18. Binding Nature. This Promissory Note shall inure to the benefit of and be enforceable by the Bank and the Bank's successors and assigns and any other person to whom the Bank may grant an interest in the Borrower's obligations to the Bank, and shall be binding and enforceable against the Borrower and the
Borrower's successors and permitted assigns.

     19. Invalidity of Any Part. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note, and this
Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part hereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

     20. Governing Law. This Promissory Note shall be strictly governed by and construed in accordance with the laws of the State of Maryland, exclusive of its conflict of laws rules, and the undersigned expressly acknowledges that this
Promissory Note shall be deemed for all purposes to have been executed and delivered to the Bank within the geographic boundaries of the State of Maryland.
The Borrower consents to the jurisdiction of, and agrees venue shall be proper in, the Circuit Court for Baltimore City, Maryland, and the United States
District Court for the District of Maryland, if diversity of citizenship or other jurisdictional basis exists, if suit is filed by the Bank to enforce or construe this Promissory Note or any of the Loan Documents.

     21. Waiver of Jury Trial.  Any suit, action or proceeding, whether claim, counterclaim or cross-claim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this Promissory Note or any other Loan Document, shall be tried only by a court and not by a jury. EACH
PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY A JURY IN ANY SUCH SUIT,
ACTION OR PROCEEDING.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Promissory Note has been executed by the Borrower as of the 24th day of June, 2005, with the specific intention that this
Promissory Note constitutes an instrument under seal.

WITNESS                                       HEMAGEN DIAGNOSTICS, INC.

__________________________________            By:  _____________________  (SEAL)
                                                     William P. Hales
                                                     President and CEO

                                 ACKNOWLEDGMENT

STATE OF __________________, ____________ OF ____________, TO WIT:

     I HEREBY CERTIFY, THAT ON THIS ____ day of June, 2005, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared William
P. Hales, who acknowledged himself to be the President and CEO of Hemagen
Diagnostics, Inc., a Delaware corporation, known to me, or satisfactorily proven to be, the person whose name is subscribed to the within instrument, and who acknowledged that he, being authorized to do so, executed the same for the purposes therein contained by signing the name of Hemagen Diagnostics, Inc. by himself as President and CEO.

     IN WITNESS MY hand and Notarial Seal.

                                        NOTARY PUBLIC
My Commission Expires:
______________________